401-P1 04/26

FRANKLIN INVESTORS SECURITIES TRUST
SUPPLEMENT DATED APRIL 17, 2026
TO THE SUMMARY PROSPECTUS, PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
EACH DATED MARCH 1, 2026, OF
FRANKLIN LOW DURATION TOTAL RETURN FUND (THE “FUND”)

All changes described below are effective June 30, 2026.

1. The following replaces the reference to Kent Burns in the section titled “Fund Summary – Portfolio Managers” in the Fund’s Summary Prospectus and Prospectus:

Andrew Bryant
Portfolio Manager of Advisers and portfolio manager of the Fund since June 2026.

2. The following replaces the reference to Kent Burns in the section titled “Fund Details – Management” in the Fund’s Prospectus:

Andrew Bryant Portfolio Manager of Advisers

Mr. Bryant has been a portfolio manager of the Fund since June 2026. He joined Franklin Templeton in 2024. Prior to joining Franklin Templeton, Mr. Bryant was a research analyst for Putnam Investment Management, LLC (“Putnam Management”). He joined Putnam Management in 2015.

3. The following replaces references to Kent Burns in the table in the section titled “Management and Other Services – Portfolio managers” in the Fund’s SAI:

Name	Type of Account	Number of Accounts Managed	Total Assets Managed (x $1 million)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based (x $1 million)
Andrew D. Bryant*	Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	None	None	None	None
	Other Accounts	None	None	None	None

*Information is provided as of February 28, 2026.

4. The following replaces references to Kent Burns in the table in the section titled “Management and Other Services – Portfolio managers – Ownership of Fund shares” in the Fund’s SAI:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Andrew D. Bryant*	None

*Information is provided as of March 31, 2026.

Please retain this supplement for future reference.